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                                                                   Exhibit 10.38

                             FOURTH AMENDMENT TO THE
                         PREMCOR RETIREMENT SAVINGS PLAN

          WHEREAS, The Premcor Refining Group Inc. ("Company") previously established the Premcor Retirement Savings Plan ("Plan"); and

          WHEREAS, the Company reserved the right to amend the Plan in Section
16.1 thereof; and

          WHEREAS, the Company desires to amend the Plan effective January 1, 2001;

          NOW, THEREFORE, effective January 1, 2001, the Plan is amended as follows:

     1. Section 2.12 is amended by deleting the following phrase from the end of the first paragraph thereof:

          "and, if the Employer so elects for the look-back year, was in the top-paid group of Employees for such look-back year."

     2.   Section 4.1 is amended by deleting the last sentence thereof.

          IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized officer this 28th day of February, 2003.



                                        THE PREMCOR REFINING GROUP INC.



                                        By: /s/ James R. Voss
                                            -----------------

                                        Name:  James R. Voss

                                        Title: Senior Vice President